Item 1

	1(a)	Name of Issuer:		Burford Capital Ltd

	1(b)	Address of Issuer's Principal Executive Offices:

		Oak House, Hirzel Street
		St. Peter Port GY1 2NP, Guernsey

Item 2

	2(a)	Name of Person Filing:

		(i)  	Mithaq Capital

		(ii) 	Turki Saleh A. AlRajhi

		(iii)   Muhammad Asif Seemab

	2(b)	Address of Principal Business Office or, if none, Residence:

		(i) 	Mithaq Capital
			c/o Synergy, Anas Ibn Malik Road,
			Al Malqa, Riyadh 13521 Saudi Arabia

		(ii)	Turki Saleh A. AlRajhi
			Mithaq Capital
			c/o Synergy, Anas Ibn Malik Road,
			Al Malqa, Riyadh 13521 Saudi Arabia

		(iii) 	Muhammad Asif Seemab
			Mithaq Capital
			c/o Synergy, Anas Ibn Malik Road,
			Al Malqa, Riyadh 13521 Saudi Arabia

	2(c)	Citizenship:

		(i) 	Mithaq Capital: 		Cayman Islands

		(ii) 	Turki Saleh A. AlRajhi: 	Saudi Arabia

		(iii)  	Muhammad Asif Seemab:		Pakistan

	2(d)	Title of Class of Securities:	Ordinary Shares, no par value

	2(e)	CUSIP Number:	  G17977 110

Item 3

If this statement is filed pursuant to Rule 13d-1(b), or 13d-2(b) or (c), check whether the person filing is a:

	a.	[   ]	Broker or Dealer registered under Section 15 of the Act;

	b.	[   ]	Bank as defined in Section 3(a)(6) of the Act;

	c.	[   ]	Insurance company as defined in Section 3(a)(19) of the Act;

	d.	[   ]	Investment company registered under section 8 of the Investment
			Company Act of 1940;

	e.	[   ]	An investment adviser in accordance with Rule 13d 1(b)(1)(ii)(E);

	f.	[   ]	An employee benefit plan or endowment fund in
			accordance with Rule 13d 1(b)(1)(ii)(F);

	g.	[   ]	A parent holding company or control person
			in accordance with Rule 13d 1(b)(1)(ii)(G);

	h.	[   ]	A savings associations as defined in Section 3(b) of the
			Federal Deposit Insurance Act (12 U.S.C. 1813);

	i.	[   ]	A church plan that is excluded from the definition of
			an investment company under section 3(c)(14) of the Investment Company Act of 1940;

	j.	[   ]	A non-U.S. institution that is the functional equivalent
			of any of the institutions listed in Rule 13d 1(b)(1)(ii)(A)
			through (I), so long as the non-U.S. institution is subject
			to a regulatory scheme that is substantially comparable to
			the regulatory scheme applicable to the equivalent U.S.
			institution; and

	k.	[   ]	Group, in accordance with Rule 13d 1(b)(1)(ii)(K).


Item 4.  Ownership

	(i)	Reporting Person:	Mithaq Capital

		Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

		(a)	Amount beneficially owned:						23,021,070
		(b)	Percent of class:							10.51%
		(c)	Number of shares as to which the person has:
			(i)	Sole power to vote or to direct the vote			23,021,070
			(ii)	Shared power to vote or to direct the vote			0
			(iii)	Sole power to dispose or to direct the disposition of		23,021,070
			(iv)	Shared power to dispose or to direct the disposition of		0

	(ii)	Reporting Person:	Turki Saleh A. AlRajhi

		Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

		(a)	Amount beneficially owned:						23,021,070
		(b)	Percent of class: 							10.51%
		(c)	Number of shares as to which the person has:
			(i)	Sole power to vote or to direct the vote			0
			(ii)	Shared power to vote or to direct the vote			23,021,070
			(iii)	Sole power to dispose or to direct the disposition of		0
			(iv)	Shared power to dispose or to direct the disposition of		23,021,070

	(iii)	 Reporting Person:	Muhammad Asif Seemab

		Provide the following information regarding the aggregate number and percentage of the class of securities of the issuer identified in Item 1.

		(a)	Amount beneficially owned:						23,021,070
		(b)	Percent of class: 							10.51%
		(c)	Number of shares as to which the person has:
			(i)	Sole power to vote or to direct the vote			0
			(ii)	Shared power to vote or to direct the vote			23,021,070
			(iii)	Sole power to dispose or to direct the disposition of		0
			(iv)	Shared power to dispose or to direct the disposition of		23,021,070

Item 5. Ownership of Five Percent or Less of a Class

	If this statement is being filed to report the fact that as of
	the date hereof the reporting person has ceased to be
 	the beneficial owner of more than five percent of the class
	of securities, check the following: 							[   ]

Item 6. Ownership of More than Five Percent on Behalf of Another Person.

	N/A

Item 7. Identification and Classification of the Subsidiary Which Acquired
	the Security Being Reported on By the Parent Holding Company or Control Person.

	N/A

Item 8. Identification and Classification of Members of the Group

	N/A

Item 9. Notice of Dissolution of Group

	N/A

Item 10. Certification

	By signing below I certify that, to the best of my knowledge and belief, the securities referred to above were not acquired and are not held for the purpose of or with the effect of changing or influencing the control of the issuer of the securities and were not acquired and are not held in connection with or as a participant in any transaction having that purpose or effect, other than activities solely in connection with a nomination under Section 240.14a-11.


	SIGNATURES

	After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

Mithaq Capital


Date:	October 22, 2020		Mithaq Capital

					By: /s/ Turki Saleh A. AlRajhi
					Name:	Turki Saleh A. AlRajhi
					Title:	Director


					By: /s/ Muhammad Asif Seemab
					Name:	Muhammad Asif Seemab
					Title:	Director

Turki Saleh A. AlRajhi

Date:	October 22, 2020		/s/ Turki Saleh A. AlRajhi
					Turki Saleh A. AlRajhi

Muhammad Asif Seemab

Dated:	October 22, 2020		/s/ Muhammad Asif Seemab
					Muhammad Asif Seemab










	Joint Filing Agreement Pursuant to Rule 13d-1(K)(1)


                This will confirm the agreement by and among the undersigned that this Schedule 13G filed with the Securities and Exchange Commission on or aboutthe date hereof with respect to the beneficial ownership by the undersigned ofthe common stock of 23,021,070, no par value per share, is being filed, and all amendments thereto will be filed, on behalf of each of the persons and entities named below in accordance with Rule 13d-1(k) under the Securities
Exchange Act of 1934, as amended.

                This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


Date:	October 22, 2020		Mithaq Capital


					By: /s/ Turki Saleh A. AlRajhi
					Name:	Turki Saleh A. AlRajhi
					Title:	Director


					By: /s/ Muhammad Asif Seemab
					Name:	Muhammad Asif Seemab
					Title:	Director

Turki Saleh A. AlRajhi

Date:	October 22, 2020		/s/ Turki Saleh A. AlRajhi
					Turki Saleh A. AlRajhi

Muhammad Asif Seemab

Dated:	October 22, 2020		/s/ Muhammad Asif Seemab
					Muhammad Asif Seemab